UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ENANTA PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

C/O MEDIANT COMMUNICATIONS P.O. BOX 8016, CARY, NC 27512-9903 SEE REVERSE FOR FULL AGENDA Scan QR for digital voting Your vote matters! Enanta Pharmaceuticals, Inc. Annual Meeting of Stockholders Thursday, March 13, 2025 5:00 PM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/ENTA for more details. You must register to attend the meeting online and/or participate at www.proxydocs.com/ENTA For a convenient way to view the Notice, Proxy Statement and Annual Report on Form 10-K, VOTE, and obtain directions to attend the meeting, go to www.proxydocs.com/ENTA To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before March 3, 2025. Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on March 13, 2025. For Stockholders of Record as of January 21, 2025 To order paper materials, use one of the following methods: Internet: www.investorelections.com/ENTA Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

Enanta Pharmaceuticals, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL DIRECTOR NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 4 AND 5, AND FOR 1-YEAR FREQUENCY IN PROPOSAL 3. 1. To elect two Class III directors to serve until the 2028 Annual Meeting of Stockholders or until their respective successors are elected and qualified. 1.01 Mark G. Foletta 1.02 Lesley Russell 2. To approve an amendment to our 2019 Equity Incentive Plan. 3. To approve, on an advisory basis, the frequency of holding an advisory vote on the compensation paid to our named executive officers. 4. To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement. 5. To ratify the appointment of PricewaterhouseCoopers LLP as Enanta’s independent registered public accounting firm for the 2025 fiscal year. To transact any other business that may properly come before the meeting or any adjournment of the meeting.